UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 1, 2010

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

d)  Election of New Director

On October 1, 2010, the Board of Directors of Cummins Inc. (the "Company") appointed Stephen B. Dobbs, as a director of the Company to serve until the Company's next annual meeting of shareholders and until his successor is duly qualified and elected.  Mr. Dobbs has been appointed to serve on the Board’s Audit, Finance, Governance and Nominating, and Safety, Environment and Technology Committees.

As a non-employee director, Mr. Dobbs will participate in the Company’s standard compensation policies and programs for non-employee directors.

The Company's press release with respect to this matter is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith:

99 - Press Release dated October 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2010

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(99)                  Press Release dated October 1, 2010